Investor Presentation 2 nd Quarter 2014 Exhibit 99.1

Cautionary Statements
This presentation contains certain performance measures
determined by methods other than in accordance with
accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the
“Company”) uses these non-GAAP measures in its analysis of
the Company’s performance. These measures are useful
when evaluating the underlying performance and efficiency
of the Company’s operations and balance sheet. The
Company’s management believes that these non-GAAP
measures provide a greater understanding of ongoing
operations, enhance comparability of results with prior
periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management
believes that investors may use these non-GAAP financial
measures to evaluate the Company’s financial performance
without the impact of unusual items that may obscure
trends in the Company’s underlying performance. These
disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they
necessarily comparable to non-GAAP performance measures
that may be presented by other companies. Tangible
common equity and Tier 1 capital ratios are non-GAAP
measures. The Company calculates the Tier 1 capital using
current call report instructions. The Company’s management
uses these measures to assess the quality of capital and
believes that investors may find them useful in their
evaluation of the Company. These capital measures may, or
may not be necessarily comparable to similar capital measures that may be presented by other companies.
This presentation may contain statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as
amended. The words “believe”, “estimate”, “expect”,
“intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The
Company undertakes no obligation to publicly update or
revise any forward-looking statements, whether as a result
of new information, future events or otherwise. Readers are
cautioned that any such forward-looking statements are not
guarantees of future performance and involve risks and
uncertainties and that actual results may differ materially
from those indicated in the forward-looking statements as a
result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are
referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors
that may impact the Company’s results of operations and
financial condition.

Nashville
Charlotte
Greenville
Atlanta
Columbia
Augusta
Macon
Montgomery
Beaufort
Charleston
Hilton Head
Savannah
Albany
Tifton
Dothan
MOULTRIE
Mobile
Brunswick
Valdosta
Tallahassee
Panama City
Jacksonville
Gainesville
Orlando
Tampa
Ameris Bank Locations
Ameris Bank Mortgage Locations

Corporate Profile
• Headquartered in Moultrie, Georgia
• Founded in 1971 as American Banking Company
• Historically grown through acquisitions of smaller
banks in areas close to existing operations
• Recent growth through mergers with Coastal
Bankshares, Prosperity Banking Company and 10
FDIC-assisted transactions
• Four state footprint with 74 offices

Management and Board Ownership of Approximately 7%
Experienced Management Team
Name, Position
Experience
(Banking / Ameris)
Edwin W. Hortman Jr.
Chief Executive Officer
33/15
Andrew B. Cheney
EVP & Chief Operating Officer
37/5
Dennis J. Zember Jr.
EVP & Chief Financial Officer
20/9
Jon S. Edwards
EVP & Chief Credit Officer
28/14
Stephen A. Melton
EVP, Chief Risk Officer
32/2
Cindi H. Lewis
EVP, Chief Administrative Officer
36/36
T. Stan Limerick
EVP, Chief Information Officer
7/1

Manage Stronger ROA’s (over 1.15%) and ROTCE (over 15%) to support M&A activities
• Currently earnings 15%+ ROTCE.
• Sustain double digit loan and deposit growth.
• Manage Mortgage and SBA lines of business for meaningful addition to ROA and ROTCE.
• Continue to drive efficiency to our 60% target.
Capitalize on significant M&A opportunities in Georgia, Florida and South Carolina
• Capitalize on local relationships that have been developed over the past several years for negotiated (vs. auctioned) deals
• 20% + IRR’s, shorter TBV earn-back and double digit EPS accretion
• Pricing advantages expanding for ABCB given our desired footprint & potential cost saves.
Successfully execute “Coastal” conversion in August
• Retain top customers and employees with “critical care” style attention
• Convert strong loan, deposit and mortgage pipelines into balance sheet and revenue growth

Current Focus

2
nd
Quarter Update –
Financial Condition
dollars in millions, except per share data
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
BALANCE SHEET
Total Assets $2,809 $2,818 $3,668 $3,487 $3,973
S/T assets & investments $418 $394 $708 $515 $591
Loans - noncovered $1,618 $1,659 $2,134 $2,184 $2,472
Loans - covered $444 $418 $390 $373 $331
Reserve for loan losses 24 24 22 23 22
Indemnification asset 106 82 65 53 49
NIB checking deposits 475 476 669 699 791
Interest bearing deposits 1,968 1,968 2,331 2,312 2,598
Tang Common Equity / Assets 9.15
%
9.22
%
6.83
%
7.53
%
7.04
Tangible Book Value $10.74 $10.85 $9.87 $10.31 $10.26

2
nd
Quarter Operating Results
A – Amounts are presented exclude $54.8 million of goodwill impairment in 2009 and $4.8 million of pretax merger costs in 2013.
B – Efficiency ratio and Net Overhead ratios exclude goodwill impairment, merger costs and OREO/Problem loan expense.
dollars in millions, except per share data
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
Net Income $6,678 $6,677 $1,378 $8,350 $8,130
Net interest income $29,476 $29,320 $29,051 $34,484 $35,264
Provision for loan losses $4,165 $2,920 $1,478 $1,726 $1,365
Non-interest income $11,385 $12,288 $11,517 $12,754 $15,819
Mortgage revenues 5,001 5,232 4,431 5,068 6,944
Service charges on deposits 4,695 4,948 5,065 5,586 5,847
Non-interest expense $26,688 $28,316 $33,274 $33,329 $37,318
Salaries & Benefits 13,381 14,412 15,071 17,394 16,942
Occupancy & DP costs 5,814 6,221 6,289 7,518 8,011
OREO and problem loan expense 2,349 2,971 5,322 2,190 2,840
Diluted earnings per share 0.26 0.26 0.18 0.32 0.32
Return on Avg Assets 0.95% 0.94% 0.67% 0.96% 0.93%
Return on Avg TCE 10.77% 10.18% 7.55% 13.30% 11.15%
Net interest margin (TE) 4.96
%
4.80 4.43 4.57 4.65
Efficiency ratio
(operating
B
)
59.57% 60.91% 68.90% 65.73% 61.82%
Net Overhead
(operating
B
)
1.84% 1.85% 1.79% 2.01% 1.81%

2
nd
Quarter Update –
Credit Quality
dollars in millions, except per share data
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
CREDIT QUALITY
(1)
Non-performing assets
(legacy)
71,696 69,698 62,554 60,568 57,484
Non-performing assets
(purchased)
- - 10,935 19,182 32,368
NPAs / Assets (legacy) 2.55
%
2.47
%
1.71
%
1.74
%
1.45
%
Classified Assets / Capital 28.7 28.6 32.7 33.9 34.00
Reserves / Loans 1.56 1.50 1.38 1.34 1.26
Reserves / NPLs 76.13 75.20 76.63 85.09 100.65
Net Charge-offs 2,860 2,812 2,677 1,134 1,487
as a % of average loans 0.74
%
0.70
%
0.66
%
0.27
%
0.34
%

• Diversified loan portfolio across five regions
– Inland Georgia – 36%
– Coastal Georgia – 20%
– Alabama – 5%
• In-house lending limit of $15.0 million versus $86 million legal limit
– 12 loans greater than $5 million, no individual loan greater than $10.0 million
• Loan participations less than 1.00% of total loans
• Aggressive management of concentrations of credit
•
Top 25 relationships
are only 10.7% of total loans, with avg. DSC of 2.48% and LTV of approximately 65.8%

– South Carolina – 12%
– Florida – 27%
Loan Portfolio Detail

Loan Pipeline EOQ (in millions)
$180.0
$135.0
$90.0
$45.0
$0.0
$127
$139
$147
$139
$141
$130
$161
$157
$163
2Q 12
3Q 12
4Q 12
1Q 13
2Q 13
3Q 13
4Q 13
1Q 14
2Q 14

Residential R/E, 4%
Comm'l, Fncl & Agriculture, 33%
Construction, 11%
Commercial R/E, 52%

• Leveraging presence in new markets (top five markets
account for 72% of pipeline: Atlanta, Jacksonville,
Columbia, Savannah, Charleston
•
Upgrading production positions in key markets: limited
changes to expense base but higher levels of quality
production
•
Expanding Mortgage Strategy: Jumbo mortgages,
wholesale, warehouse LOC
•
Leveraging Agricultural expertise:  better yields than in
CRE due to limited competition
• Specialty lines of business that would diversify loan
portfolio
• Diversified loan types – not solely chasing CRE
or competing with low rates that do not
compensate for term or quality

Loan Portfolio –
strong loan pipelines
Consistent Loan Pipelines
¹ Lending Strategies
Pipeline Opportunities by Type
1 – Loan pipeline amounts consist of all loans management has deemed a 75% or better likelihood of closing.

• $34.2 million
- Largest Relationship has  over 3.0x debt coverage, backed by taxing authority of one of our local governmental entities.
• 2.48x
– Weighted average debt coverage of our 25 largest relationships.
• 65.8%
- Weighted average loan to value on our 25 largest relationships.
Note> As of June 30, 2014
Loan Portfolio
Diversified through smaller relationships as well
Portfolio comprised of smaller relationships
Relationship Totals in Legacy Portfolio
(in millions)
Rank Total O/S % of total
Top 10 $     140.9 5.9%
Top 50 $    396.7 16.6%
Top 100 $    587.0 24.6%
Top 200 $    835.2 35.0%
Top 300 $    1,010.9 42.4%

$1,800
$1,400
$1,000
$600
$200
60.0%
45.0%
30.0%
15.0%
0.0%
Non-Rate Sensitive Deposits
As a percentage of total deposits
$1,685
27%
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12
4Q 12
1Q 13
2Q 13
3Q 13
4Q 13
1Q 14
2Q 14

MMDA, 26%
NOW & Savings, 26%
Retail Time, 25%
DDA, 23%

• 26.3% -
5 Year compounded growth rate in our book of non-interest bearing demand
A
.
• $1.1 billion –
Growth in non-rate sensitive deposits over last 5 years will materially protect Ameris Bank from the sensitivity of a growing fixed rate loan book
A
.
Significant Value in Deposit Portfolio
Growth in non-rate sensitive deposits
A – as of June 30, 2014
Deposit Composition – 6/30/14

FDIC Indemnification Asset
Managing towards the end of loss share protection
I/A – Indemnification Asset for reimbursement on expected losses from the FDIC
1- Months remaining to collect remainder of indemnification asset is a weighted average based on the indemnification asset at 6/30/2014.
2 - Current Estimate of losses includes all losses incurred to date as well as reimbursable expenses plus expected losses not incurred for which there is a corresponding indemnification asset.  Original estimate of losses includes gross losses identified in due diligence and 10% for workout expenses.
Classifieds Maturing
After L/S All Loans
Bank
Original
I/A (000's)
Current
I/A (000's)
% of
Original I/A
Remaining
Months to
Collect
Original
Estimate of
Losses (000's)
Current
Estimate of
Losses (000's)
Current
Estimate as a %
of Original NBV I/A NBV
I/A on
loans
AUB 24,200 33 0.1% 2.9 33,275 31,883 95.3% 0 0 8,973 36
USB 21,640 434 2.0% 3.9 29,755 42,831 142.9% 487 0 13,225 384
SCB 22,400 974 4.3% 9.9 30,800 31,365 101.6% 1,785 10 29,591 728
FBJ 11,307 1,936 17.1% 15.9 15,547 10,314 71.3% 451 121 20,568 1,830
TBC 22,807 2,070 9.1% 16.9 31,360 28,613 92.0% 345 73 26,510 1,462
DBT 112,404 5,723 5.1% 16.9 176,635 131,811 78.6% 619 201 72,926 4,993
HTB 49,485 5,048 10.2% 23.8 68,042 52,804 79.2% 3,332 692 52,732 3,967
OGB 45,488 4,925 10.8% 23.8 62,546 33,942 55.6% 3,621 65 44,564 2,529
CBG 52,664 7,630 14.5% 30.9 72,413 40,027 59.8% 4,621 643 62,161 6,404
362,395 28,773 7.9% 22.4 572,409 403,590 77.6% 15,261 1,805 331,250 22,333

Earnings
19% Compounded Growth in Revenue (5 years)
• Continued M&A activities –
• Achieved a 20%+ improvement in total
revenue run rate from recently closed
“Prosperity Bank” merger. (approx $33-
$35 million per year)
• Lines of business focused on higher quality assets
with better pricing opportunities than CRE.
• Mortgage warehouse, municipal,
agricultural.
• Mortgage business –
• Operate in larger metro areas with more
active housing markets than national
average.
• Never focused on refinance.  Current
production is over 90% purchase.
• SBA – new line of business for Ameris.  Quarterly
run rate is approximately $6mm per year in
additional revenue.
Proven ability to grow revenue profitably with a
compounded growth rate of over 19% for the last 5
years.
Challenging market to grow revenues.
Opportunistic approach of Ameris Bank includes:

5.30
4.70
4.10
3.50
4.45
4.48
4.52
4.97
4.43
4.65
4.31
4.16
Reported NIM
NIM without accretion
Q3 '11
Q1 '12
Q3 '12
Q1 '13
Q3 '13
Q1 '14

• 4.65% - Improving Net Interest Margin for two
quarters from 4.43% reported in Q4 2013.
• 4.31% - Net Interest Margin without any
accretion.
• $2.5 million – Additional interest income from
“accretion” in 2Q 2014.  Down from $2.7
million in Q1 2014. Remaining accretable yield
supports these levels for approximately 10
quarters but DOES NOT include any accretable
yield from Coastal acquisition due to its recent
close.
Earnings -
Net Interest Margin
Net Interest Margin (%)

Non-Interest Income to Assets
1.75%
1.25%
0.75%
0.25%
0.82%
0.81%
0.87%
1.28%
1.63%
1.63%
2009
2010
2011
2012
2013
1H 14

Quarterly Mortgage Revenue
8,000
6,000
4,000
2,000
3,001
3,740
4,768
4,464
5,001
5,232
4,431
5,068
6,942
2Q 12
4Q 12
2Q 13
4Q 13
2Q 14

Serious about building strength and diversification in non-
interest income sources
• Moving away from deposit charges
• Momentum in our numbers coming from mortgage
revenue; we believe we can duplicate that strategy
with other LOBs by hiring expertise
Earnings –
Non-Interest Income
•
Reached maturity from a revenue and net income
standpoint
•
Limited effort to build a larger platform, although we
continue looking for strong producers
•
>80% purchase business, from larger builders and real
estate brokers.
•
Operates on a recurring gross margin of
approximately 25% (pretax to total revenue)
Mortgage:

Disciplined Acquirer with Significant Capacity
• Two negotiated deals within 12 months with 20%+ IRRs
• Short TBV earnback periods, meaningful EPS accretion on recent deals.
• Reputation with targets and with regulatory agencies are providing increasing deal flow
Low P/E multiples relative to our Peer Group provide meaningful upside
Proven Ability to Grow our Company Profitably
• Compounded growth in recurring revenue of almost 20% over last 5 years
• Non-covered, non-purchased loan growth of over 18% (annualized) in 1H2014
No Need for Additional Capital
• TARP and Credit overhangs are gone.  No capital raise, no shareholder dilution.
• Analysts estimates forecast TBV pickup of $2.56 (EOY 2015, net of dividends) and 125bps of additional TCE/TA
• Year end 2014 TCE/TA forecast to be approximately 7.50%

Why Ameris Bank?
ABCB Proxy Peer Group
P/E 2015E P/E 2015E "Upside"
10.44 14.13 35.3%

Analyst Coverage
Firm Analyst Rating
Price
Target
2015
Estimate
Keefe, Bruyette & Woods
Brady Gailey, CFA
"Outperform" $28.00 $2.04
404-231-6546
Sterne Agee & Leach
Peyton N. Green
"Buy" $29.00 $2.05
615-760-1464
FIG Partners LLC
Chris Marinac
"Outperform" $28.00 $2.00
404-601-7210
Sandler O'Neill & Partners, L.P.
Casey C. Orr
“Buy" $25.00 $2.00
212-466-8061
SunTrust Robinson Humphrey
Jennifer H. Demba, CFA
"Neutral" $24.00 $2.00
404-926-5476